UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
Golden West Brewing Company, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	9 0-0158978

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)
945 West 2nd Street Chico, California 95928

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (530) 894-7906

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     Effective March 31, 2005, Thomas Atmore resigned as General Manager of the Company’s subsidiary, Golden West Brewing Company d/b/a Butte Creek Brewing Company. Mr. Atmore will be a consultant to Butte Creek for 90 days.
ITEM 9.01:         FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibit
Item	Title
99.1	Settlement Agreement dated March 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASINOS, INC.
Date: April 6, 2006	By:	/s/ John C. Power
John C. Power
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
(a)	Exhibit
Item	Title
99.1	Settlement Agreement dated March 31, 2006.

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